Exhibit 10.13


                     Supplemental Agreement No. 6

                                to

                    Purchase Agreement No. 1485

                             between

                        The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 757-222 Aircraft


              THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30th day of May, 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation with its principal office in Elk Grove Township, Illinois (hereinafter called Buyer);


                      W I T N E S S E T H:
                      -------------------

       WHEREAS, the parties hereto entered into Purchase Agreement 1485 dated as of October 25, 1988, relating to Boeing Model 757-222 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement," (all capitalized terms used herein, unless otherwise specifically defined herein, shall have the meaning given to them in the Purchase Agreement) and

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


P.A. No. 1485                S6-1


1. ARTICLE 1, Subject Matter of Sale, is hereby deleted in its entirety and replaced with a new Article 1 as follows:

"ARTICLE 1. Subject Matter of Sale, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, Ninety-Four (94) Boeing Model 757-222 aircraft. Such aircraft are referred to individually and collectively as the "Block A Aircraft", "Block B Aircraft", "Block C Aircraft", "Block D Aircraft", "Block E Aircraft", "Block F Aircraft", (as such aircraft are allocated variously among the separate groupings defined as Blocks A,B,C,D,E, and F in Article 2 of this Purchase Agreement (or in Letter Agreement 1485-5 hereto), "Aircraft" or "AIRCRAFT". The Block A, B, C, D Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Block E Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Block F Aircraft will be manufactured by Boeing in accordance with Boeing Detailed Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as described in Exhibit A, attached hereto) as they may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "Detail Specifications" as applicable. In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.


2. ARTICLE 2, Delivery of Aircraft; Title and Risk of Loss, is hereby modified by revising the Block F Aircraft schedule to read:

                             Block F
                             -------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3. Article 3.1 Basic Price, is hereby modified by inserting after Article 3.1 (i)(d) and immediately before 3.1 (ii) the following:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                S6-2


4.  Article 3.2 Purchase Price is revised to read:

      "3.2    Purchase Price.  The Purchase Price of each
Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery:

     (i)   the basic price of such Aircraft;

     (ii)  the Price Adjustment Due to Economic Fluctuations
     Airframe Price Adjustment as determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine) attached hereto;

     (iii) the Engine Price Adjustment - Pratt & Whitney Blocks A, B, C and D Aircraft; Engine Price Adjustment- Pratt & Whitney Block E Aircraft; and Engine Price Adjustment - Pratt & Whitney (1995 Base Price) Block F Aircraft as determined pursuant to such Exhibit D; and

     (iv) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price")."

4. ARTICLE 5, Payment, is hereby modified by revising the schedule for the Block F Aircraft contained in Article 5.1 to read:

                        "Block F Aircraft
                        ------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.  The Block F Aircraft Configuration is set forth in Exhibit A-
2, which is Attachment No. 1 hereto, and incorporated herein by this reference.

6. On Page D-1 of Exhibit D, the definition of "P" is revised to read:

     "P" = Aircraft basic price (as set forth in Article 3.1 of the Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                S6-3


7. On Page D-3 of Exhibit D, entitled Price Adjustment Due to Economic Fluctuations, the following "Months to be Utilized in Determining the Value of H & W" are added to the table following the reference to the February 1991 Month of Scheduled Delivery:

        Months of Scheduled
        Aircraft Delivery as    Quantity       Months to be Utilized
        Set Forth in Article       of            in Determining the
        2.1 of the Agreement    Aircraft           Value of H & W
        --------------------    --------           ---------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Reference to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Months of Scheduled Aircraft Delivery, their corresponding Quantity of Aircraft and Months to be Utilized in Determining the Value of H & W are deleted in their entirety.

8. In order to separate the Blocks A, B, C and D Engine Price Adjustment Provisions (which are 1987 base year dollars) from the Block F Engine Price Adjustment Provisions (which are 1995 base year dollars) page 6 of Exhibit D is hereby deleted in its entirety and replaced by the new language contained in Attachment No. 1 hereto, which contains a new page 6. Such new page 6 is the same as the previous page 6 except that the new page 6 includes reference only to the Block A, B, C and D Aircraft. Exhibit D is also hereby modified by adding to the end of such Exhibit D the engine Price adjustment provisions for the Block F Aircraft which are contained in Attachment No. 2 hereto. Such attachments No. 2 and 3 are incorporated herein by reference.

9. Buyer agrees that the invoice for each Block F Aircraft will contain a [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph No. 13 of Letter Agreement No. 6-1162-TML-1205.

10.  Boeing agrees to  [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the two
(2) 757 Aircraft pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in the aggregate [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1485                S6-4


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


13. Paragraph 3.3 of Letter Agreement No. 6-1162-TML-388 provides that the advance payments paid by Buyer will be based on the Alternate Advance Payment Base Price given below. The calculations are based on a June 3, 1996 settlement date.

              Alternate     Amount         Credit
  Delivery      APBP         Owed           From*     Difference
  --------      ----         ----           ----      ----------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

See Paragraph no. 11

The difference will be refunded to Buyer in accordance with paragraph 6.D. of Letter Agreement No. 6-1162-TML-1205.

14. It is hereby agreed that this Supplemental Agreement shall be treated as privileged and confidential under the terms of Letter Agreement 6-1162-GKW-132.


P.A. No. 1485                S6-5


15. The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 UNITED AIR LINES, INC.



By: /s/ M.O. Hurt                  By: /s/ Douglas Hacker
    -------------                      -----------------
                                       Douglas A. Hacker
Its:  Attorney-In-Fact             Its:  Senior Vice President and
                                         Chief Financial Officer


P.A. No. 1485                 S6-6

Attachment No. 1
Supplemental Agreement No. 6
Purchase Agreement No. 1485
Page 7


                           EXHIBIT A-3

                               to

                   PURCHASE AGREEMENT NO. 1485

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.

                 BLOCK F AIRCRAFT CONFIGURATION
                 ------------------------------


The Detail Specification, referred to in Article 1 of the Purchase Agreement for the Block F Aircraft, is Boeing [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Rev. J, dated January 29, 1996, and as revised to include Pratt & Whitney [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1485                S6-7



Attachment No. 2
Supplemental Agreement No. 6
Exhibit D to
Purchase Agreement No. 1485
Page 6


            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
            -----------------------------------------
                 BLOCKS A, B, C, and D AIRCRAFT
                 ------------------------------

(a) The basic price of each Block A, B, C, and D Aircraft set forth in Article 3.1 of the Purchase Agreement includes an aggregate price for PW2037 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The adjustment in Engine price applicable to each Block A, B, C, and D Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of each Block A, B, C, and D F Aircraft (hereinafter "Aircraft") delivery in accordance with the following formula:

       Pa   =  (P + F) (AA + BB + CC) - P

(b)    The following definitions shall apply herein:

       Pa   =  Engine Price Adjustment

       P    =  Aggregate Engine Base Price  [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]



       AA   = .60 x  L
                     -----
                    $13.09

       BB   = .30 x  M
                     -----
                     103.9

       CC   = .10 x  E
                     -----
                     92.3

In determining the value of AA, BB and CC, the ratio of L divided by $13.09, M divided by 103.9 and E divided by 92.3 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

       L    =  Labor  Index,  which  is  the  "Hourly
               Earnings  of  Aircraft  Engines  and  Engine  Parts
               Production  Workers,  SIC  3724  published  by  the
               Bureau  of  Labor  Statistics, U.S.  Department  of
               Labor, for the seventh month preceding the month of scheduled Aircraft delivery.



P.A. No. 1485                 S6-8


Attachment No. 3
Supplemental Agreement No. 6
Purchase Agreement No. 1485
Page 1


            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
            -----------------------------------------
               (1995 BASE PRICE) BLOCK F AIRCRAFT
               ----------------------------------

(a) The basic price of each Block F Aircraft set forth in this Agreement includes an aggregate price for PW2037 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called Engines) of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The adjustment in Engine price applicable to each Block F Aircraft ("Engine Price Adjustment" herein) shall be determined at the time of each Block F Aircraft (hereinafter "Aircraft") delivery in accordance with the following formula:

       Pa = (P + F) (AA + BB + CC) - P

(b)    The following definitions shall apply herein:

       Pa = Engine Price Adjustment


       P = Aggregate Engine Base Price as set forth in paragraph (a) above.

       AA = .60 x L
                  -----
                 $17.80

       BB = .30 x M
                  -----
                  130.6

       CC = .10 x E
                  -----
                  76.6


In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.


P.A. No. 1485                S6-9


Attachment No. 3
Supplemental Agreement No. 6
Purchase Agreement No. 1485
Page 2

       L  = Labor Index, which is the "Hourly Earnings of
            Aircraft Engines and Engine Parts Production Workers,
            SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

  $17.80  = Published Labor Index (SIC 3724) for December, 1994.

       M  = Material Index, which is the "Producer Price Index - Code 10,
            Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

   130.6  = Published Material Index (Code 10) for December, 1994.

       E  = Fuel Index, which is the "Producer Price Index
            Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

    76.6 =  Published Fuel Index (Code 5) for December, 1994.

       F = 0.005 (N)(P). Where N = the calendar year of scheduled Engine delivery, minus 1995. For purposes of this calculation, Engine delivery is assumed to be three (3) months prior to the month of scheduled
            Aircraft delivery.

The Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d)  If the Bureau of Labor Statistics, U. S. Department of
Labor, (i) substantially revises the methodology (in



P.A. No. 1485                  S6-10



Attachment No.  3
Supplemental Agreement No. 6
Purchase Agreement No. 1485
Page 3

contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet with Boeing and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the Purchase Price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTE: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.


P.A. No. 1485                 S6-11


Supplemental Agreement No. 6
Purchase Agreement No. 1663


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1485                S6-12